Trade and other receivables	6 Months Ended
Jun. 30, 2023
Trade and receivables [Abstract]
Trade and other receivables
14. Trade and other receivables
Amounts falling due within one year:

	30 June 2023	31 December 2022
	£m	£m
Trade receivables (net of loss allowance)	6,167.8	7,403.9
Work in progress	292.7	352.4
VAT and sales taxes recoverable	425.5	448.1
Prepayments	305.7	236.6
Accrued income	3,193.4	3,468.3
Fair value of derivatives	2.4	5.1
Other debtors	670.6	585.3
	11,058.1	12,499.7
Amounts falling due after more than one year:

	30 June 2023	31 December 2022
	£m	£m
Prepayments	2.2	3.9
Fair value of derivatives	15.3	0.6
Other debtors	139.3	214.1
	156.8	218.6
The Group has applied the practical expedient permitted by IFRS 15 to not disclose the transaction price allocated to performance obligations unsatisfied (or partially unsatisfied) as of the end of the reporting period as contracts typically have an original expected duration of a year or less.
Other debtors falling due after more than one year for 30 June 2023 includes £16.0 million (31 December 2022: £15.4 million) in relation to pension plans in surplus.
Impairment losses on work in progress, accrued income and other debtors were immaterial for the periods presented.
The Group considers that the carrying amount of trade and other receivables approximates their fair value.
A bad debt credit of £5.4 million (period ended 30 June 2022: expense of £11.5 million) on the Group’s trade receivables in the period is a result of the decrease in expected credit losses since 31 December 2022. The loss allowance is equivalent to 0.8% (31 December 2022: 1.0%) of gross trade receivables.